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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 31, 2002
                                                           ------------

                               FASTNET CORPORATION
                 (Exact Name of Registrant Specified in Charter)

       Pennsylvania                    000-29255                  23-2767197
       ------------                    ---------                  ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

   Two Courtney Place, Suite 130
        3864 Courtney Street
       Bethlehem, Pennsylvania                                 18017
 --------------------------------------------           ------------------------
   (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (610) 266-6700
                                                           ---------------

                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         On June 17, 2002, FASTNET Corporation (the "Registrant") filed a
Current Report on Form 8-K with respect to the Registrant's acquisition, through its wholly-owned subsidiary FASTNET Acquisition Corp., of certain assets of AppliedTheory Corporation ("AppliedTheory"). On its June 17, 2002 Form 8-K, the Registrant indicated that, if determined to be required, the Registrant would file the financial statements required by Item 7 with respect to the acquisition of the AppliedTheory assets within 75 days of the Closing Date (as such term was defined in the June 17, 2002 Form 8-K). The Registrant has since determined, however, that it is not required to file any financial statements with respect to such acquisition pursuant to Item 7.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FASTNET CORPORATION

Date:  August 14, 2002                           By:    /s/ Ward Schultz
                                                        ------------------------
                                                        Ward Schultz
                                                        Chief Financial Officer